Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement (the “Agreement”) dated as of October 31, 2005, by and among Telecomm Sales Network, Inc., a Delaware corporation (the “Company”), and MV Nanotech Corp., a Texas corporation (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, Purchaser desires to purchase from the Company and the Company desires to sell to the Purchaser (the “Purchase”), (i) 3,230,000 restricted shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) a four (4) year warrant to purchase 4,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.50 per share (the “Warrant”), in the form annexed hereto as Exhibit 1; and

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Purchaser the Shares and the Warrant (collectively the “Securities”), for an aggregate purchase price of $80,750 (the “Purchase Price”), payable as follows: (i) $40,375 ( the “Initial Payment”) on the Closing Date (as hereinafter defined), and (ii) the remaining $40,375, no later than December 31, 2005, as provided in the form of promissory note (the “Note”) annexed hereto as Exhibit 2.

2.    Terms of Purchase and Sale of the Securities. Provided the conditions to closing set forth in Sections 7 and 8 hereof, have been satisfied or waived, at the Closing (as hereinafter defined) (i) the Purchaser shall deliver to the Company (a) the Initial Payment by wire transfer and (b) the executed Note, and (ii) the Company shall deliver to Purchaser a certificate or certificates representing the 3,230,000 Shares, and the Warrant.

3.    Closing. The closing of the Purchase (the "Closing") shall take place at the offices of Daniels Daniels & Verdonik, P.A., counsel to the Company, at such time as all closing conditions set forth herein have occurred (the "Closing Date").

4.    Representations and Warranties of the Company. In order to induce the Purchaser to enter into this Agreement, the Company represents and warrants to the Purchaser as of the Closing Date the following:

(a)    Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and corporate authority to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its properties, or the conduct or nature of its business make such qualification necessary (except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the Company). The copies of the Company’s certificate of incorporation and bylaws, each as amended to date, which will be delivered to Purchaser prior to the Closing, will be true and complete copies of those documents as then in effect.

(b)    Authority. The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder.

(c)    Enforceability. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Purchaser shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity. Upon delivery of the Securities at the Closing, Purchaser will acquire good and marketable title to such Securities.

(d)    Subsidiaries. The Company has no direct or indirect Subsidiaries.

(e)    No Violations.  The execution, delivery, and performance of this Agreement by the Company does not, and will not, violate or conflict with any provision of the Company’s certificate of incorporation or bylaws and does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

(f)    Capitalization. The authorized capital stock of the Company consists of: 100,000,000 shares of Common Stock par value $0.0001 per share, of which 4,120,000 shares were issued and outstanding as of October 31, 2005, and 5,000,000 shares of blank check preferred stock, par value $0.0001 per share, of which no shares were designated, issued or outstanding as of October 31, 2005. As of October 31, 2005, the Company had no outstanding options or warrants to purchase shares of Common Stock.

(g)    Issuance of Securities. The issuance, sale and delivery of the Securities and the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant

Shares”) have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the Securities (and the Warrant Shares upon proper exercise of the Warrant), will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Purchaser, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws (the “State Acts”).

(h)    Exchange Act Filing. During the twelve (12) calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as “Exchange Act Documents.” Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement.

(j)    Registration Rights. Except for shares already registered on Form SB-2, and the piggyback registration rights granted pursuant to this Agreement, the Company has not granted any registration and/or similar rights at any time or under any circumstances to register any of the Company’s capital stock, or any other securities of the Company, for sale under the Federal securities laws.

(k)    Prior Sales of Securities. Since August 26, 2004, all sales of the Company’s securities by the Company were either properly registered under the Securities Act and/or State Acts or pursuant to an exemption therefrom and all such sales were all done in accordance with all laws, rules and regulations and no person/entity has any rescission and/or similar rights with respect to any capital stock of the Company.

(l)    Undisclosed Liabilities; Environmental. The Company has no liabilities or obligations which are material, individually or in the aggregate, which have not been disclosed in the Exchange Act Documents, including any liabilities or obligations arising from or under any federal state or local environmental laws and regulations. The Company is not aware of any circumstances that may give rise to any such environmental liabilities or obligations.

(m) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)    Disclosure. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.    Representations and Warranties of the Purchaser. In order to induce the Company to enter into this Agreement, the Purchaser represents and warrants to the Company the following:

(a)    Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has full corporate power and corporate authority to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its properties, or the conduct or nature of its business make such qualification necessary (except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the Company).

(b)    Authority. The Purchaser has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and any other agreement or instrument contemplated by this Agreement and to perform its covenants and agreements hereunder and thereunder.

(c)    Enforceability. This Agreement has been duly executed and delivered by the Purchaser, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Purchaser, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    No Violations.  The execution, delivery, and performance of this Agreement by the Purchaser does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any material instrument or agreement to which the Purchaser is a party or by which the Purchaser or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws of the Purchaser.

(e)    Knowledge of Investment and its Risks. The Purchaser has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment in the Securities. The Purchaser understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Purchaser has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Purchaser could lose Purchaser’s entire investment in the Company.

(f)    Investment Intent. The Securities are being acquired for investment for the Purchaser’s own account, and not as a nominee, agent and/or part of a “group” as such term is defined in Section 13 of the Exchange Act and not with a view to the resale or distribution of all or any part of the Securities, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any of the Securities within the meaning of the Securities Act. The Purchaser does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Securities. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)    Purchaser Status. The Purchaser is an “Accredited Investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser is not registered as a broker-dealer under Section 15 of the Exchange Act. Purchaser is a resident of the State of Texas.

(h)    Disclosure. The Purchaser has relied solely upon the Company’s Exchange Act Documents in connection with the decision to purchase the Securities. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Purchaser. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend, or affect the Purchaser’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

6.    Conditions to Closing in Favor of the Company. The obligation of the Company hereunder to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

(a)    Purchase Price. The Purchaser shall have paid the Purchase Price for the Securities being purchased by the Purchaser at the Closing in the manner set forth in Section 2 hereof.

(b)    Repurchase Agreement. Purchaser and the Company shall have executed and delivered to one another the Repurchase Agreement in the form of Exhibit 3 hereto.

(c)    Form 8-K. The Company and Purchaser shall have agreed upon the form and substance of a Form 8-K to be filed with the SEC to report the transactions contemplated by this Agreement.

(d)    Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

(e)    State Securities Law. Compliance with applicable state securities laws for sale of the Securities to Purchaser.

(f)    Other Matters. All certificates and documents and all proceedings related to this Agreement shall be in form and content reasonably satisfactory to the Company and its legal counsel.

7.    Conditions To Closing In Favor Of The Purchaser. The obligation of the Purchaser hereunder to purchase the Securities is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)    Certificates. The Company shall have issued certificates representing the Shares and the Warrant to the Purchaser.

(b)    Repurchase Agreement. William Sarine and Tony Summerlin shall have each (i) entered into a Repurchase Agreement with the Company (the “Repurchase Agreements”), in form and substance acceptable to the Purchaser pursuant to which the Company shall repurchase 1,000,000 shares of Common Stock and 1,000,000 shares of Common Stock owned by Mr. Sarine and Mr. Summerlin, respectively (collectively the “2,000,000 Repurchase Shares”), and (ii) delivered to the Escrow Agent (as defined in the Repurchase Agreements) stock certificates representing the 2,000,000 Repurchase Shares of Common Stock with accompanying stock powers executed in blank.

(c)    Form 8-K. The Company and Purchaser shall have agreed upon the form and substance of a Form 8-K to be filed with the SEC to report the transactions contemplated by this Agreement.

(d)    Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that reference a specific date which shall have been true and correct in all material respects as of such date), and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date, except where the failure of such representations and warranties to be true and correct as stated above and except for such nonperformance, failure to satisfy or comply as would not, individually or in the aggregate, have a material adverse effect on the Company’s business.

(e)    Other Matters. All certificates and documents and all proceedings related to this Agreement shall be in form and content reasonably satisfactory to the Purchaser and its legal counsel, if any.

8.    Stockholder Approval. The Company represents and warrants to the Purchaser that the vote of the Company’s Stockholders will not be required to approve the issuance of the Securities.

9.    No Changes in Capital. The Company covenants and agrees that until the earlier of December 31, 2005 or the closing of the transaction described in the Stock Repurchase Agreement attached as Exhibit 3 hereto, without the prior written consent of the Purchaser, the Company shall not, directly and/or indirectly (i) issue, sell or authorize for issuance or sale, any shares of any class of its securities, including, but not limited to, its Common Stock, (ii) recapitalize or reclassify its Common Stock, including, but not limited to, by way of a stock split or dividend, (iii) issue or sell any options, warrants, or other rights to purchase any of its securities or any securities convertible into Company securities, or (iv) enter into any oral or written agreement or understanding to do any of the foregoing.

10.    Piggyback Registration. If the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan, the Company shall promptly give Purchaser (and its transferees) at least 30 calendar days prior written notice of such registration and include in such registration statement all Shares and Warrant Shares owned by the Purchaser (and its transferees).

11.    Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Purchaser or their agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

12.    Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Purchaser of the Securities.

13.    Entire Agreement; No Oral Modification. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

14.    Binding Effect; Benefits; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Purchaser may assign this Agreement and any or all of its rights and obligations hereunder, in whole or in part.

15.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

16.    Choice of Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

17.    Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TELECOMM SALES NETWORK, INC.

By: /s/ William G. Sarine
Name: William G. Sarine
Title: President

MV NANOTECH CORP.

By: /s/ Robert S. Hersch
Name: Robert S. Hersch
Title: President